UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2018

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately furnished by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual registrant is furnished by such registrant on its own behalf. South Carolina Electric & Gas Company makes no representation as to information relating to SCANA Corporation or its subsidiaries (other than South Carolina Electric & Gas Company and its consolidated affiliates).

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 12, 2018, SCANA Corporation (“SCANA”), South Carolina Electric & Gas Company (“SCE&G”), South Carolina Fuel Company, Inc. and Public Service Company of North Carolina, Incorporated, executed amendments (the “Amendments”) to each of their respective five-year credit agreements and SCE&G’s three-year credit agreement, each originally dated as of December 17, 2015 (each, a “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, and the lenders named therein (the “Lenders”). Pursuant to the Amendments, the acquisition by Dominion Energy, Inc. (“Dominion Energy”) of all of the outstanding common stock and other common equity interests in SCANA (the “Dominion Acquisition of SCANA”), pursuant to the Agreement and Plan of Merger dated as of January 2, 2018 (the “Plan of Merger”), among Dominion Energy, Sedona Corp. and SCANA, would not constitute a Change of Control (as defined in the Amendments) if completed on or prior to the earliest of (i) January 2, 2019 (or, April 2, 2019, if the “Termination Date” under the Plan of Merger is automatically extended to such date pursuant to Section 7.01(b)(i) of the Plan of Merger or such later date, but no later than June 30, 2019, as may be agreed among the parties to the Plan of Merger to obtain regulatory approval, provided any amendment thereto is not materially adverse to the interests of the Lenders as set forth in (iii) below); (ii) the date the Plan of Merger is validly terminated in accordance with its terms; and (iii) the date the Plan of Merger is amended, modified or supplemented or a consent is provided thereunder after the date of the Amendments in any case in a manner that is materially adverse to the interests of the Lenders.
The Amendments further provide that, on or after the Dominion Acquisition of SCANA, a Change of Control will exist upon the occurrence of:
(i)the direct or indirect acquisition by any “person” or “group” (as such terms are defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of beneficial ownership of more than 40% of the outstanding shares of the capital stock of Dominion Energy entitled to vote generally for the election of directors of Dominion Energy;
(ii)an event or series of events by which, during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Dominion Energy cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;
(iii)    Dominion Energy ceases to own, directly or indirectly, all of the outstanding common stock and other common equity interests in SCANA; or
(iv)    a “Change of Control” occurs under the Third Amended and Restated Revolving Credit Agreement dated as of March 20, 2018, among Dominion Energy, Virginia Electric and Power Company, Dominion Energy Gas Holdings, LLC and Questar Gas Company, the lenders named therein and JP Morgan Chase Bank, N.A., as administrative agent.

The Amendments contain other customary representations and covenants.
The foregoing summary is qualified in its entirety by reference to the full texts of the Amendments filed as exhibits hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
Exhibits filed with this Current Report on Form 8-K are listed in the Exhibit Index that follows.

EXHIBIT INDEX

Applicable to
Exhibit No.	SCANA	SCE&G	Description
99.1	X
Amendment No. 2 dated December 12, 2018 to Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among SCANA Corporation; the lenders identified therein; Wells Fargo Bank, National Association, as Issuing Bank, Swingline Lender and Agent; Morgan Stanley Bank, N.A., as Issuing Bank; Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities, LLC, as Documentation Agents

99.2	X	X
Amendment No. 2 dated December 12, 2018 to Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among South Carolina Electric & Gas Company; the lenders identified therein; Wells Fargo Bank, National Association, as Issuing Bank, Swingline Lender and Agent; Bank of America, N.A., as Issuing Bank and Co-Syndication Agent; Morgan Stanley Senior Funding, Inc., as Co-Syndication Agent; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

99.3	X	X
Amendment No. 1 dated December 12, 2018 to Amended and Restated Three-Year Credit Agreement dated as of December 17, 2015, by and among South Carolina Electric & Gas Company; the lenders identified therein; Wells Fargo Bank, National Association, as Swingline Lender and Agent; Morgan Stanley Bank, N.A., as Issuing Bank; Bank of America, N.A., as Issuing Bank and Co-Syndication Agent; Morgan Stanley Senior Funding, Inc., as Co-Syndication Agent; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

99.4	X	X
Amendment No. 1 dated December 12, 2018 to Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among South Carolina Fuel Company, Inc.; the lenders identified therein; Wells Fargo Bank, National Association, as Swingline Lender and Agent; Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

99.5	X
Amendment No. 1 dated December 12, 2018 to Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among Public Service Company of North Carolina, Incorporated; the lenders identified therein; Wells Fargo Bank, National Association, as Issuing Bank, Swingline Lender and Agent; Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

Date: December 17, 2018	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller